Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SERVICING AGREEMENT (this “Amendment”) dated as of August 10, 2016 is by and among Tampa Electric Company, in its capacity as “Servicer” under the Loan Agreement (as defined below); TEC Receivables Corp., in its capacity as “Borrower”, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, in its capacities as “Program Agent” and a “Managing Agent,” The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacity as a “Committed Lender;” and Royal Bank of Canada, in its capacities as a “Managing Agent” and a “Committed Lender.” Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Servicer, the Borrower, the Committed Lenders, the Managing Agents, the Program Agent and certain Conduit Lenders are parties to that certain Loan and Servicing Agreement dated as of March 24, 2015 (the “Loan Agreement”).

(2) The parties hereto wish to amend the Loan Agreement, in accordance with Section 10.01(b) thereof, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendments to the Loan Agreement. Effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, the Loan Agreement is hereby amended as follows:

A. Section 1.01 of the Loan Agreement is hereby amended to add the following sentence at the end of the definition of “LIBO Rate”:

“Notwithstanding the foregoing, at no time shall the LIBO Rate be less than 0%.”

B. Section 7.01 of the Loan Agreement is hereby amended to delete subsection 7.01(g)(i) and replace it with the following:

“(i) (A) the average of the Dilution Ratios for any three (3) consecutive Monthly Periods ending during the period from July 31, 2016 through December 31, 2016 shall exceed 5.00% or (B) the average of the Dilution Ratios for any three (3) consecutive Monthly Periods ending January 31, 2017 or thereafter shall exceed 3.00%.”

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SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof upon the receipt by the Program Agent of this Amendment duly executed by all of the parties hereto.

SECTION 3. Representations and Warranties.

A. Upon the effectiveness of this Amendment, each of the Borrower and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, unless such representations and warranties by their terms refer to an earlier date than the Effective Date, in which case they shall be correct on and as of such earlier date.

B. Each of the Borrower and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Event of Termination or an Incipient Event of Termination.

SECTION 4. Reference to and Effect on the Loan Agreement.

A. On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference to the Loan Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Loan Agreement as amended hereby.

B. Each of the parties hereto hereby agrees that, except as specifically amended above, the Loan Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.

C. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Managing Agent or the Program Agent under the Loan Agreement or any of the other Facility Documents, nor constitute a waiver of any provision contained therein.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

TAMPA ELECTRIC COMPANY,
as Servicer

By:	/s/ K. M. Caruso
Name:	K. M. Caruso
Title:	Treasurer

TEC RECEIVABLES CORP., as Borrower

By:	/s/ K. M. Caruso
Name:	K. M. Caruso
Title:	Treasurer

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THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Program Agent
and as a Managing Agent

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Committed Lender

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

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ROYAL BANK OF CANADA, as a Managing
Agent and as a Committed Lender

By:	/s/ Veronica L. Gallagher
Name:	Veronica L. Gallagher
Title:	Authorized Signatory

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